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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) December 10, 2007


                         SunCom Wireless Holdings, Inc.
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             (Exact name of registrant as specified in its charter)


       Delaware                      1-15325                  23-2974475
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   (State or other           (Commission File Number)     (I.R.S. Employer
    jurisdiction of                                        Identification No.)
    incorporation)


                                1100 Cassatt Road
                           Berwyn, Pennsylvania 19312
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          (Address of principal executive offices, including zip code)


                                 (610) 651-5900
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              (Registrant's telephone number, including area code)


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             (Former name or address, if changed since last report)




     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the
    Securities Act 17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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




Item 8.01. Other Events.

At a special meeting of stockholders on December 10, 2007, our stockholders approved the adoption of the agreement and plan of merger, dated September 16, 2007, by and among us, T-Mobile USA, Inc. and Tango Merger Sub, Inc., a wholly-owned subsidiary of T-Mobile USA. This proposal passed with the required majority of our outstanding shares. A copy of the press release announcing the special meeting results is attached as Exhibit 99.1 to this report.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibit:

         99.1     Press release dated December 10, 2007.




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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                  SUNCOM WIRELESS HOLDINGS, INC.


Dated: December 10, 2007          By:/s/ Harry Roessner
                                     ------------------------------------------
                                     Harry Roessner
                                     Vice President and Controller





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                                                                    Exhibit 99.1

[SunCom Logo]


December 10, 2007
                                                      MEDIA CONTACT: Paige Layne
                                             Manager of Corporate Communications
                                                                  (704) 858-5119
                                                                media@suncom.com

                                          ANALYST CONTACT: Steven M. Somers, CFA
                                        Executive Director of Investor Relations
                                                         & Corporate Development
                                                                  (610) 651-5900
                                                              ssomers@suncom.com



            SunCom Wireless Announces Special Meeting Voting Results

 Stockholders Approve Adoption of Agreement and Plan of Merger with T-Mobile USA

BERWYN, Pa. - SunCom Wireless Holdings, Inc. (NYSE: TPC) stockholders today approved at a special meeting the adoption of the Agreement and Plan of Merger, dated September 16, 2007, by and among SunCom Wireless Holdings, Inc., T-Mobile USA, Inc. and Tango Merger Sub, Inc. This proposal passed with the required majority of the outstanding SunCom shares.

Consummation of the merger remains subject to satisfaction of the conditions contained in the merger agreement, including without limitation approval of the Federal Communications Commission ("FCC"), and the merger agreement does not require T-Mobile to close the transaction before April 15, 2008. The parties are actively working to obtain the necessary FCC approval, and currently anticipate that the merger will close no later than April 2008.



About SunCom Wireless

SunCom Wireless is a leader in offering digital wireless communications services to consumers in the Southeastern United States, Puerto Rico and the U.S. Virgin Islands. With more than 1 million subscribers, SunCom Wireless is committed to being a different kind of wireless company focused on treating customers with respect, offering simple, straightforward plans and providing access to the largest GSM network and the latest technology choices. SunCom Wireless is a proud provider of Wireless AMBER Alerts. For more information about SunCom Wireless products and services, visit www.suncom.com or call 877-CALL-SUN (1-877-225-5786).



Forward Looking Statements

This press release contains forward-looking statements that reflect the current views of SunCom Wireless's management with respect to future events. Forward-looking statements are based on current plans, estimates and projections. You should consider them with caution. Such statements are subject to risks and uncertainties, most of which are difficult to predict and are generally beyond SunCom Wireless's control, including those described in the sections "Forward-Looking Statements" and "Risk Factors" of SunCom Wireless's Form 10-K reports filed with the U.S. Securities and Exchange Commission, copies of which may be obtained by contacting the investor relations department of SunCom Wireless via its website at www.suncom.com. Among the relevant factors are the impact of other significant strategic or business initiatives, including acquisitions, dispositions and business combinations and cost saving initiatives that may have a material adverse effect on costs and revenue development. These factors also include the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the outcome of any legal proceedings that have been or may be instituted against Deutsche Telekom, T-Mobile USA, SunCom Wireless and others following announcement of the merger agreement; the inability to complete the merger due to the failure to obtain approval by regulatory agencies or the failure to satisfy various other conditions to the closing of the merger agreement; risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the merger; and the ability to recognize the benefits of the merger. If these or other risks and uncertainties materialize, or if the assumptions underlying any of these statements prove incorrect, SunCom Wireless's actual results may be materially different from those expressed or implied by such statements. SunCom Wireless can offer no assurance that their expectations or targets will be achieved and do not assume any obligation to update forward-looking statements to take new information or future events into account or otherwise.